AFL-CIO Housing Investment Trust

Highlights – 4th Quarter 2007

Despite the continued volatility in the financial markets, especially for mortgage-related investments, the AFL-CIO Housing Investment Trust (HIT or Trust) generated competitive returns in the fourth quarter of 2007. An emphasis on high credit quality and the absence of subprime related assets allowed the HIT to continue to provide strong current income while preserving capital for its investors. The HIT’s net returns as of December 31, 2007, compared to those of its benchmark, the Lehman Brothers Aggregate Bond Index (Index), as follows.

Performance for periods ended December 31, 2007

(Returns for periods exceeding one year are annualized)

Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Net Rate of Return	2.95%	6.70%	4.65%	4.39%	6.12%
Lehman Aggregate Bond Index	3.00%	6.97%	4.56%	4.42%	5.97%

The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a Participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end can be viewed by following this link.

Positive contributions to the HIT’s performance in the 4th quarter included: its ongoing yield advantage over the Index; its non-allocation to structured ABS and Corporates as these spread sectors were the worst performing sectors posting negative excess return for the quarter of -408 and -262 basis points (bps), respectively; and, its overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Lehman Aggregate Bond Index (those returns were -32, -196, -269, and -287 bps, respectively). The HIT has an overweight with respect to the index in high credit quality investments. Over 98% percent of the HIT portfolio is AAA-rated or carries a government or GSE guarantee. The HIT has no subprime mortgages in its portfolio.

Negative contributions to the HIT’s 4th quarter performance included: its overweight to spread-based investments (i.e., non-cash, U.S. non-Treasury assets) as swap spreads widened roughly +7.75 bps on the 2 year part of the curve and +1.25 bps on the 10 year part; its underweight to the mortgage-backed securities (MBS) sector as single family MBS posted the second best excess return (-21 bps) of the major spread sectors in the Lehman Aggregate – only agency debentures posted a better excess return for the quarter (-12 bps) of which the portfolio is also underweight; and, its underweight duration allocation to the front end of the Treasury curve as the yield curve steepened drastically during the quarter. Front end swap spreads, however, widened on this part of the curve which mitigated the negative performance of the steepening.

Should the slowdown in the residential housing market continue throughout 2008, the Trust’s ongoing strategy of underweighting the lower-quality sectors of the investment-grade fixed income market is expected to continue to serve its investors well. The Trust also anticipates maintaining its strategy of interest rate neutrality relative to its benchmark, which will help to minimize interest rate risk at a time of general uncertainty about the likely path of interest rates in the coming year. The absence of any HIT investments in pools of subprime mortgage loans should benefit investors. Attractive valuation opportunities are presenting themselves in the market as agency-insured multifamily MBS spreads are trading cheap relative to their underlying fundamentals; the HIT will look for attractive entry points to derive value for the portfolio.

Returns shown reflect the net return of an investment for the specified periods (after the deduction of the HIT’s expenses). The HIT is internally managed and participants pay only for the actual administrative expenses of operating the HIT. The Lehman Brothers Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment. Investors should consider the Trust’s investment objectives, risks, and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The Prospectus should be reviewed carefully before investing.

2/1/2008